2009 Roth China Conference Presentation

Presenter: George Wung, CFO



Safe Harbor Statement

The information contained in this presentation is summary information that is intended to be considered in the context of SEC filings and other public announcements made by China Yida Holding, Co. (the "Company"), by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this slide presentation, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of reports or documents with the SEC, through press releases or through other public disclosure.

This presentation contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the tourism, entertainment, media and other related businesses generally, the timing of new projects and operations, increased costs and other risks associated with developing projects and operations, business levels at the Company's parks, channels and other operations and our ability to consummate the financing for new developments. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Market Summary

- Trading Symbol: CNDH.OB
- Market Capitalization (as of October 9th, 2009): $ 136.16 million
- Closing Price (as of October 9th, 2009): $ 8.00
- Total # Shares Outstanding: 17.02 million
- Revenue (TTM): $ 39.7 million
- Net Income (TTM): $22.0 million
- EPS (TTM): $ 1.29
- P/E ratio (as of October 9th, 2009): 6.2x



Who is China Yida

The China Yida Holding, Co. (the "Company") is a leading entertainment company in China with diversified operations involving China's tourism, media and other related industries and sectors.

Tourism

- Tourist destination development & management
- In-destination entertainment & activities
- In-destination transportation

Current operation(s)

- **Great Golden Lake** (large scale recreational park)
- **Hua'an Tulou** (Historical site & park)
- **Yunding** (large-scale recreational park)

Media

- TV media – Cable & Analog

Current operation(s)

- **FEVT** (Comprehensive provincial TV Channel)

- Railroad-on-board program – infomercial programming

Current operation(s)

- **"Journey Through China on the Train"**



Operation Approaches

The Company is comprised of its three key divisions. Together they allow us to become a unique player in the marketplace with highly visible competitive advantages and strengths.

Creation Division

Creation Division is comprised of our research and origination groups. Together they are dedicated to **DISCOVER** the value of our existing and potential operations through in-depth studies and researches, and eventually to aviate the opportunities to pre-grand-opening stage.

Management Division

Management Division is dedicated to **REALIZE** the value of our operations through Company's management professionals with rich experiences in China's media, tourism and related industries & sectors.

Marketing Division

Marketing Division is dedicated to **MAXIMIZE** the value of our operations with efficient multi-platform or cross-platform promotions currently available through Company's integrated network of partners, clients and other resources.

Financial Comparisons - Efficiency

	中国易达 CHINA YIDA		PHOENIX SATELLITE TELEVISION
	2008 (A)	2008 (A)	2008 (A)
Revenue - Media	$23,319,235		$180,786,883
Cost of Revenue - Media	$5,779,082		$144,422,208
Gross Profit - Media	$17,540,153		$36,364,675
Gross Profit Margin - Media	75.22%		20.11%
Revenue - Tourism	$7,280,258	$29,748,237	
Cost of Revenue - Tourism	$1,904,329	$15,822,471	
Gross Profit - Tourism	$5,375,929	$13,925,766	
Gross Profit Margin - Tourism	73.84%	46.81%	
Operating Expenses	$3,919,429	N/A	N/A
Other Income (Expenses)	($35,205)	N/A	N/A
Income Taxes	$670,347	N/A	N/A
Net Income	$18,291,101	$3,338,128	$37,249,870
Net Profit Margin	59.78%	11.22%	20.60%

(Note: Exchange Rate of 1 USD to 6.8 RMB and 1 USD to 7.7 HKD applied)

Involved Industry Overview – Tourism

China's Tourism Total Revenue


74,000
72,000
70,000
68,000
66,000
64,000
62,000
10.6%
First Half 2008
First Half 2009

(Unit: Millions of USD, Source: National Tourism Administration of the People's Republic of China)

China's Tourism Total Revenue


180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
CAGR: 12.6%
50,543
56,857
62,286
72,857
75,714
68,286
97,571
107,143
128,571
155,714
165,714
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Involved Industry Overview – Media

Company Currently Involved Sectors: TV and On-board TV

China's Media Market Overview									
Media (Million of USD)	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	3,375	4,694	6,800	8,987	11,247	14,173	16,765	19,977	23,173
Radio					301	501	664	1,000	1,334
Newspaper	1,104	1,521	2,020	2,621	2,764	2,979	3,230	3,451	3,622
Magazine	66	100	178	229	282	357	431	518	622
Outdoor	1,078	1,290	1,468	1,514	1,992	2,461	2,739	3,086	3,898
Internet	60	79	169	303	527	783	1,395	2,305	3,236
Other Digital Media						333	735	1,338	1,961
Total	5,683	7,684	10,635	13,654	17,113	21,587	25,959	31,675	37,846

Y-to-Y Change	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	28.6%	39.1%	44.9%	32.2%	25.1%	26.0%	16.4%	19.2%	16.0%
Radio						66.3%	30.4%	50.6%	33.4%
Newspaper	15.2%	37.8%	32.8%	29.8%	5.5%	7.8%	6.7%	6.8%	5.0%
Magazine	31.2%	51.3%	77.7%	28.6%	22.9%	26.7%	18.8%	20.0%	20.0%
Outdoor		19.7%	13.8%	3.1%	31.6%	23.5%	9.5%	12.7%	26.3%
Internet	41.5%	32.6%	114.8%	78.6%	73.9%	48.6%	75.4%	65.3%	40.4%
Other Digital Media							117.5%	82.0%	46.5%
Total	43.2%	35.2%	38.4%	28.4%	25.3%	26.1%	18.3%	22.0%	19.5%

% as Media Industry	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	59.4%	61.1%	63.9%	65.8%	65.7%	65.7%	64.6%	63.1%	61.3%
Radio					1.8%	2.3%	2.6%	3.2%	3.5%
Newspaper	19.4%	19.8%	19.0%	19.2%	16.2%	13.8%	12.4%	10.9%	9.6%
Magazine	1.2%	1.3%	1.7%	1.7%	1.6%	1.7%	1.7%	1.6%	1.6%
Outdoor	19.0%	16.8%	13.8%	11.1%	11.6%	11.4%	10.5%	9.7%	10.3%
Internet	1.0%	1.0%	1.6%	2.2%	3.1%	3.6%	5.4%	7.3%	8.5%
Other Digital Media						1.5%	2.8%	4.2%	5.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Other Digital Media includes: Mobile Phone, In-door LCD display, On-board LCD display and Digital Magazine

Source: NMR, iAdTracker, CODC and GroupM

Great Golden Lake

Global Geopark

90 square miles in total size
30 square miles of water coverage area

Engaged with China Yida: 2001
Global Geopark title from UN: 2005

Voted China's Top 10 Most Appealing Tourist Location;

Voted China's Top 50 Places for Foreigners to Visit

大金湖 旅游区
GREAT GOLDEN LAKE TOURIST AREA

Great Golden LAKE

Before: 2001		**After: 2008**
Was an average regional scenic spot		Obtained Global Geopark title becoming a national-level tourist destination
Average annual no. of visitors: **30,000 people**	+ 1,066 %	No. of visitors in 2008: **320,000 people**
Admission/ ticket revenue: **USD$250,000**	+ 2,880 %	2008 admission ticket revenue: **USD 7.2m** 2nd quarter ended ticket revenue: **USD 8.2m**











Hua'an Tulou – World Cultural Heritage Site

- An ancient architectural attraction was built hundreds of years ago
- Engaged with China Yida: December 2008
- Opening: Q3 2009

Yunding

The biggest natural tourist & recreation destination close to major city of Fujian Province (30 miles from capital city of Fujian Province)

Engaged with China Yida: November 2008 | Opening: Q2 2010

Company currently runs total of 3 tourist/entertainment destinations in China.

	World Heritage Sites	Global Geoparks	Total
World	878	57	935
China	37	20	57
Fujian Province	2	1	3
China Yida	1	1	2






FETV

Comprehensive Provincial TV Channel

Population covered: 32 million

Engaged with China Yida: 2004
Achieve provincial top 5 ranking: 2006

Fujian Province Overview

- 35 million people

- GDP RMB 1.08 trillion, ranked nationwide 12th place in 2008

FETV

Before: 2003		After: 2008
Provincial ranking: **#11**		Provincial ranking: **#4**
Daily average audience rating: **0.12**	♦ 336%	Daily average audience rating: **0.56**
Provincial market penetration: **2%**	♦ 600%	Provincial market penetration: **14%**
Provincial coverage rate: **27%**	♦ 240%	Provincial coverage rate: **92%**
Advertising revenue: **USD$300,000**	♦ 36 Fold	2008 advertising revenue: **USD 23.3m**


健康女人
1+1
海西
文化
讲坛
新故事会
情动8点
海西
特棒
Do You Know
你知道吗
成长
ChengZhang
家长

FETV's Selected Clients


"Journey Through China on the Train"
Program Screen Shot

One:
Introduction of Tourist Destination
Infomercial Income

Two:
Sponsor Tag-in
Advertising Income

Three:
Sponsor News
Advertising Income

We entertain our out-of-home consumers in two forms – tourist destinations and tourist programming.

Tourist Programming

In 2009, we obtained an exclusive right to provide a tourist program, "Journey Through China on the Train", on China's largest public transportation network (by number of travelers carried annually) – railroad, as part of total on-train programming brought by China's Railway Bureau.

Traditionally, railroad on-train programming is solely for advertising purpose. With advertising only, the entertainment purpose of on-train programming has been minimized and viewer attraction ratio has been decreased. Through our master planning, we positioned "Journey Through China on the Train" as an tourist infomercial program to enhance the entertainment purpose of on-train programming and to increase the viewer attraction ratio. Meanwhile, the monetization opportunity of our program can be realized through our paid sponsors introduced by our program.

"Journey Through China on the Train"

Current program coverage and program customization

- **"Journey Through China on the Train" is part of total On-Train Programming brought by China's Railway Bureau. The length of total On-Train Programming is determined by the travel time span of each line. We customized our program into different length with localized contents and advertisements to fit into different railway lines.**

- **As the end of Q2, our infomercial program is shown on 31 railroad lines.**

China's Passenger Railroad Overview

✓#1 travel method in China – 66% vs. Airplane of 25%

✓1.46 billion passengers traveled through railroad in China in 2008

✓4 billion passengers is expected in 2020

"Journey Through China on the Train"
Program Screen Shot Two


五彩池
上季节海
沃洛色漠
4136
日
则
沟
天鹅海
芳草海
日则
招待所
则
查
洼
沟
箭竹海
熊猫海
熊猫海瀑布
五花海
孔雀河道
诺日朗宾馆
镜海
珍珠滩瀑布
下季节海
珍珠滩
金铃海
诺日朗瀑布
则查洼寨
犀牛海
老虎海
树正瀑布
树正群海
卧龙海
双龙海
芦苇海
盆景海
树
正
沟
黑角寨
扎如寺
荷叶寨
故洼寨
达戈神山
4200
旅游小贴士
Travel Tips
我们就来到了日则招待所

One:
Introduction of
Tourist Destination
Infomercial Income

Two:
Introduction of
Motel Sponsor
Advertising Income

Three:
Introduction of
Shopping Center Sponsor
Advertising Income

Four:
Introduction of
Hotel Sponsor
Advertising Income

Multiple income sources for every second of programming

Our Management



Minhua Chen – Chairman of Board of Directors, President and Chief Executive Officer
- 30 years of experience in television media and tourist space in China
- News journalist from 1978 -1992
- Part-time university professor at School of Tourism
- Vice-chairman of Fujian Provincial Tourism Institute
- Vice-president of Fujian Advertisement Association
- Publisher of "General Theory of Tourism and Chinese Traditional Culture", now a text book in university



Yi Wung – Chief Financial Officer
- More than 10 years of experiences in U.S. financial field
- Management Director at Etech Securities, Inc. from 2006 – 2008
- Director at Prosperity Financial Group from 2004 – 2005
- Senior Vice President at Global America Investment, Inc. from 2002 - 2003



Jinghua Huo – Vice President of Media
- More than 10 years of experiences in China's media industry
- Director of Customer Development division of People's Daily Daye Media Group from 1998 - 2000
- Director of Marketing division of Fujian News Channel from 2001- 2004



Liping Yan – Vice President of Tourism
- More than 10 years of experiences in China's tourism industry
- Chief of Tourism Bureau of Wuyishan City from 1996 - 2001
- Managing Director of Fujian Wuyishan Tourism Group from 2002 - 2005

Historical Financial Highlights


Revenue & Growth
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
10,211,833
N/A
14,577,765
42.75%
30,599,493
109.91%
2006(A)
2007(A)
2008(A)
Net Revenue
Y-To-Y Growth


Gross Profit & Growth
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
7,927,405
N/A
12,506,356
57.76%
22,916,082
83.24%
2006(A)
2007(A)
2008(A)
Gross Profit
Y-To-Y Growth


Net Profit & Growth
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
5,816,636
N/A
10,987,150
88.89%
18,291,101
66.48%
2006(A)
2007(A)
2008(A)
Net Profit
Y-To-Y Growth

Historical Financial Highlights – Income Statement

Year End December 31st	2006 (A)	2007 (A)	2008 (A)
Net Revenue	10,211,833	14,577,765	30,599,493
Media	*7,651,441*	*12,246,964*	*23,319,235*
Tourism	*2,560,392*	*2,330,801*	*7,280,258*
Cost of Revenue	2,284,428	2,071,409	7,683,410
Gross Profit	7,927,405	12,506,356	22,916,082
Gross Profit Margin	77.63%	85.79%	74.89%
Operating Expenses	1,840,312	3,595,876	3,919,429
Other Income (Expenses)	(270,457)	2,204,440	(35,205)
Income Taxes	-	136,770	670,347
Net Income	5,816,636	10,978,150	18,291,101
Net Profit Margin	56.96%	75.31%	59.78%

Quarterly Comparison	2009 Q2 6-Month-Ended	2008 Q2 6-Month-End
Net Revenue	22,714,025	13,754,571
Media	14,482,483	11,132,918
Tourism	8,231,543	2,621,653
Cost of Revenue	4,714,870	3,122,828
Gross Profit	17,999,155	10,631,743
Gross Profit Margin	79.24%	77.30%
Operating Expenses	2,757,377	1,575,978
Other Income (Expenses)	7,093	(80,428)
Income Taxes	2,837,612	247,382
Net Income	12,411,259	8,727,957
Net Profit Margin	54.64%	63.45%

Historical Financial Highlights – Balance Sheet

2nd Quarter Ended 2009	
Assets (USD)	
Cash and Equivalents	8,875,940
PP&E	33,564,983
Accounts Receivable	19,419
Other Assets	28,192,853
Total Assets	70,653,195

Strong Cash Position

Low AR, Low Working Capital Requirement

Debt/Equity Ratio: 0.09

Current Ratio: 2.51

Book Value / Share: 3.78

Low Debt, room to increase leverage

Liabilities & Equity (USD)	
Debt (Current)	3,680,753
Debt (Long-term)	2,487,257
Stockholders' Equity	64,485,185
Total Liabilities & Equity	70,653,195

Growth Strategy

- Continue to grow attendance and contribution at existing and newly opened tourist attractions
- Expand portfolio of long term management contracts to replicate success at Great Golden Lake
- Increase penetration of on train programming and conversion of advertisers and travel partners
- Selective acquisitions of additional television channels
- Building Yida as a top brand in China's entertainment space

中国易达
CHINA YIDA

Contact: E-mail – ir@yidacn.net | Phone: (909) 843-6358

